Exhibit 24

                               POWER OF ATTORNEY

        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Robert A. Cole
                                        Robert A. Cole, Senior Vice President
                                        and Director

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Robert A. Cole who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Donald R. Breivogel, Jr.
                                        Donald R. Breivogel, Jr., Senior Vice
                                        President and Chief Financial Officer
                                        and Director

STATE OF INDIANA            )
                            )           ss:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Donald R. Breivogel, Jr. who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Stephen L. Blake
                                        Stephen L. Blake, Senior Vice
                                        President and Director

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Stephen L. Blake who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Frederick W. Geissinger
                                        Frederick W. Geissinger, President
                                        and Chief Executive Officer and
                                        Director

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Frederick W. Geissinger who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form
10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Ben D. Hendrix
                                        Ben D. Hendrix, Executive Vice President
                                        and Director

STATE OF INDIANA            )
                            )           ss:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Ben D. Hendrix who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                       /s/ Jerry L. Gilpin
                                       Jerry L. Gilpin, Senior Vice President
                                       and Director

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Jerry L. Gilpin who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ Philip M. Hanley
                                        Philip M. Hanley, Senior Vice President
                                        and Director

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared Philip M. Hanley who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007

                               POWER OF ATTORNEY

       WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Form 10-K"), with such amendments to such Form 10-K;

       NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr., and Timothy M. Hayes, and each of them severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

1) the Form 10-K and exhibits thereto and any and all amendments as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, as may be necessary or appropriate.

       Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever or desirable in connection with the Form 10-K or related filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March 2002.

                                        /s/ George W. Schmidt
                                        George W. Schmidt, Controller
                                        & Assistant Secretary

STATE OF INDIANA            )
                            )           SS:
COUNTY OF VANDERBURGH       )

       Before me, a Notary Public in and for Warrick County and State of Indiana, personally appeared George W. Schmidt who acknowledged the execution of the foregoing Power of Attorney.

       Witness my hand and Notarial Seal, this 12th day of March 2002.

                                        /s/ Georganna M. Hoffman
                                        Printed:       Georganna M. Hoffman
                                                       Notary Public

County of Residence:  Warrick
Commission Expires:   10/06/2007